                                                                 EXHIBIT 10(43)

                      AIRCRAFT ENGINE PURCHASE AGREEMENT

     This AIRCRAFT ENGINE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December 31, 1998, between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser").

1.   SUBJECT MATTER OF PURCHASE

     Subject to the terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following aircraft equipment (collectively, the "Equipment"):

     (1) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662993, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (2) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662420, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (3) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662838, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

2.   PURCHASE PRICE AND PAYMENT

     A. The purchase price for the Equipment (the "Purchase Price") shall be Three Million Three Hundred Thousand Dollars (US$3,300,000).

     B. On the Delivery Date, Purchaser shall pay Seller an amount equal to the Purchase Price by wire transfer of immediately available funds to the following account:

                    The Chase Manhattan Bank
                    ABA No. 021-000-021
                    For Credit To:  Tower Air
                    Account No.:  080-022-162

3.   DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE

     A. Delivery of all of the Equipment will be made to Purchaser on a mutually agreed date, on or before December 31, 1998. For purposes of this Agreement, the term "Delivery Date" shall mean the date on which Seller delivers to Purchaser Bills of Sale conveying title to the Equipment in accordance with the terms of this Agreement.

     B. On the Delivery Date, Seller shall execute and deliver to Purchaser a Bill of Sale for each item of the Equipment in the form of EXHIBIT A.
                                                           ---------
Concurrently with Seller's delivery of the Bills of Sale to Purchaser, title to the Equipment, and all risk of loss or damage to the Equipment, shall pass from Seller to Purchaser.

     C. On the Delivery Date, Seller shall deliver the Equipment to Purchaser F.O.B. J.F.K. International Airport.

     D. On the Delivery Date, concurrently with the payment of the Purchase Price, Purchaser will execute and deliver to Seller an Equipment Delivery Receipt for each item of the Equipment in the form of EXHIBIT B.
                                                      ---------

     E. All of the available records relating to the Equipment will be provided to Purchaser on or immediately following the Delivery Date.

4.   EQUIPMENT RECORDS

     Seller shall, at Seller's sole cost and expense, deliver to Purchaser, on the Delivery Date, all documents and technical records relating to the Equipment (the "Engine Records"). The Engine Records shall be in English, shall have been maintained in accordance with Federal Aviation Administration ("FAA") requirements and shall be delivered in up-to-date status, including appropriate FAA approvals, with substantiation data, for modifications and/or repairs, compliance with airworthiness directives issued by the FAA ("AD's") and supporting documentation, serviceable tags and last shop visit reports for all rotable components and traceability records for life-limited parts so as to establish back-to-birth traceability for such parts. Seller acknowledges that this Agreement and the purchase of Equipment hereunder is contingent upon Purchaser's receipt and acceptance of all Engine Records in accordance with the requirements of this Article 4.

5.   CONDITION OF THE EQUIPMENT; PURCHASER'S INSPECTION; DISCLAIMER

     A. On the Delivery Date, the Equipment will be delivered by Seller to Purchaser in its then "AS IS WHERE IS" condition, with all faults accepted (except as to title).

     B. Purchaser acknowledges that it has had access to the Equipment and all records pertaining thereto by Purchaser's duly authorized technical representative to determine that the Equipment is acceptable to Purchaser and in the condition for delivery required by this Agreement. Purchaser acknowledges that it is relying on its own inspection and knowledge of the Equipment and not on any inspection or representation of Seller.

     C. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER UNCONDITIONALLY AGREES THAT, AS BETWEEN PURCHASER AND SELLER, THE EQUIPMENT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS" CONDITION ON THE DELIVERY DATE, WITHOUT ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS AND PURCHASER WAIVES AND AGREES THAT SELLER HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE, AND EXCLUDES HEREFROM ANY REPRESENTATION,

WARRANTY, COVENANT OR GUARANTEE, EXPRESS OR IMPLIED, WITH
RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, (2) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND (4) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE EQUIPMENT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, FOR ANY LIABILITY OF PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     D. SELLER MAKES NO REPRESENTATIONS AS TO WHAT USE OR APPLICATION MAY BE MADE OF THE EQUIPMENT OR ANY PART THEREOF IN THE CONDITION IN WHICH IT WILL BE DELIVERED, AND PURCHASER ASSUMES ALL RESPONSIBILITY FOR SUCH REPAIR, OVERHAUL, ALTERATION OR MODIFICATION AS MAY BE NECESSARY FOR THE USES TO WHICH THE EQUIPMENT MAY BE PUT BY PURCHASER OR ANY CUSTOMER OF PURCHASER.

     E. Purchaser agrees that, from and after the Delivery Date, Seller shall not be liable for, and Purchaser hereby releases Seller from, any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Equipment or any part thereof, by any inadequacy of the Equipment or any part thereof for any purpose or any deficiency or defect therein, by the use or performance of the Equipment, by any maintenance, service, repairs, overhauls or modifications to the Equipment, by any interruption or loss of service or use of the Equipment or by any loss of business or other consequential damage or any other damage whatsoever, howsoever caused; provided, that the release by Purchaser of Seller pursuant to this
Article 5E shall not apply to any such liability, claim, loss, damage or expense which arises as a result of Seller's breach of any express warranty, representation or obligation of Seller hereunder.

6.   REPRESENTATIONS AND WARRANTIES

     A.   Seller hereby represents and warrants to Purchaser that:

     (1) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Seller of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Seller and is a valid, enforceable and binding obligation of Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Seller of the transactions contemplated herein and compliance by Seller with the terms and provisions hereof do not and will not contravene any law applicable to Seller, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Seller is a party or by which Seller or its properties or assets may be bound or affected.

     (5) On the Delivery Date, Seller shall have and convey to Purchaser good and marketable title to the Equipment, free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever.

     (6) To the best of Seller's knowledge, none of the Equipment has been subjected to extreme heat or stress (including, without limitation, such as would result from an accident or fire) and none of the Equipment has had an uncontained failure.

     B.   Purchaser hereby represents and warrants to Seller that:

     (1) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Purchaser and is a valid, enforceable and binding obligation of Purchaser, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Purchaser of the transactions contemplated herein and compliance by Purchaser with the terms and provisions hereof do not and will not contravene any law applicable to Purchaser, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Purchaser is a party or by which Purchaser or its properties or assets may be bound or affected.

7.   TAXES AND INDEMNIFICATION

     A. Purchaser and Seller shall cooperate and use reasonable efforts to minimize or avoid the imposition of any sales or other taxes on the sale, delivery and transfer of title to the Equipment. Notwithstanding the foregoing, Seller agrees to pay promptly when due, and will indemnify and hold Purchaser harmless from any and all fees (including, without limitation, license, registration and recording fees and assessments), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto (except taxes levied or assessed against Purchaser based upon gross receipts or net income or taxes imposed upon Purchaser for the privilege of doing business or exercising a franchise) arising out of the sale, purchase and delivery of the Equipment, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction.

     B. Purchaser hereby agrees to indemnify, protect, save and keep harmless Seller and Seller's officers, directors, employees, agents, affiliates, successors and assigns (each, an "Indemnitee") from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements (including, without limitation, reasonable legal fees, costs and related expenses), of whatsoever kind and nature ("Expenses") imposed on, incurred by or asserted against any Indemnitee after the Delivery Date relating to or arising directly or indirectly out of or in any way connected with the ownership, possession, control, use, operation, sale, leasing or other application or disposition of the Equipment or any part thereof or interest therein after the Delivery Date, whether by Purchaser, Purchaser's customer or any other person; provided, however, that such Expenses are not judicially determined to have been attributable to such Indemnitee's gross negligence or willful misconduct or the breach by Seller of any express warranty, representation or obligation of Seller hereunder. The obligations contained in this Article 7B. shall survive the sale and delivery of the Equipment hereunder and are expressly made for the benefit of, and shall be enforceable by, Seller and each other Indemnitee entitled thereto.

8.   NOTICES

     All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, courier service or facsimile (confirmed by telephone in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered. Notices shall be addressed to the parties as follows (or to such other places and numbers as either party directs in writing to the other party):

          Seller                                               Purchaser
          -----                                                ---------
          Tower Air, Inc.                                      United States Turbine Engine Corporation
          Hangar 17                                            79 Glover Avenue
          J.F.K. International Airport                         Norwalk, CT 06850
          Jamaica, NY  11430                                   Attn:  Mr. Randy Fiorenza
          Attn: William Cain                                   Fax:  (203) 847-9612
          Fax: (718) 553-4387                                  Telephone:  (203) 847-1401
          Telephone:  (718) 553-4300


          with a copy to:                                      with a copy to:
          Stephen L. Gelband, Esq.                             Kenneth C. Hoffman, Esq.
          Hewes Gelband Lambert & Dann                         Greenberg Traurig, P.A.
          1000 Potomac St. NW                                  1221 Brickell Avenue
          Suite 300                                            Miami, Florida  33131
          Washington, D.C.  20007                              Fax:  (305) 579-0717
          Fax:  (202) 333-0871                                 Telephone: (305) 579-0809
          Telephone:  (202) 337-6200

9.   NO BROKERS

     Both parties acknowledge that there are no brokerage commissions to be paid with respect to the purchase and sale of the Equipment, and each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs, expenses, including attorneys' fees, asserted by agents or other third parties for any commission or compensation based on the sale of the Equipment, if such claim, suit, damage, costs or expense arises out of any action or alleged actions by the indemnifying party, its employees, officers or agents.

10.  ASSIGNMENT OF WARRANTY

     To the extent any warranties relating to the Equipment are assignable, Seller hereby assigns to Purchaser, effective on the Delivery Date as of the delivery to and acceptance of the Equipment by Purchaser, all of Seller's rights under such warranties and Seller's rights with respect to warranties or other obligations of entities which have performed maintenance, service, repair, overhaul or testing thereon. Seller agrees to execute such documents as may be reasonably necessary to evidence the assignment hereby made or contemplated.

11.  LOSS OR DAMAGE PRIOR TO DELIVERY

     A. In the event of damage to any of the Equipment following the execution hereof and prior to the Delivery Date, Purchaser shall have the right to delay the Delivery Date for a reasonable period of time (but not beyond December 31, 1998, or such later date as is mutually agreed) to ensure to Purchaser's satisfaction that the Equipment will be repaired and restored to the condition required by this Agreement; and if such damage delays delivery of any of the Equipment beyond December 31, 1998 (or such later date as is mutually agreed), Purchaser or Seller shall have the right to terminate this Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

     B. In the event of total loss or destruction of any of the Equipment following the execution hereof and prior to the Delivery Date, either Purchaser or Seller shall have the right to terminate the Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

12.  APPLICABLE LAW AND JURISDICTION

     This Agreement shall, in all respects, be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to the conflict of laws principles thereof.

13.  MISCELLANEOUS

     A. All warranties and representations made by either party shall survive the closing of the transaction contemplated herein and the delivery of the Equipment.

     B. Whether or not the transactions contemplated hereby shall be consummated, each of Purchaser and Seller agrees to pay its own out-of-pocket expenses, including attorney's fees, incurred in connection with the preparation, negotiation and execution of this Agreement and any other documents required in connection herewith and the transactions contemplated hereby.

     C. This Agreement is a confidential document between Purchaser and Seller and, except as provided by applicable law or with the prior written consent of the other party, which consent shall not be unreasonably withheld, neither Purchaser nor Seller will disclose the terms of this Agreement to third parties, other than to its auditors, legal and technical advisors or lenders.

     D. This Agreement constitutes the entire agreement between Seller and Purchaser in relation to the purchase and sale of the Equipment and supersedes all previous proposals, agreements and other written and oral communications in relation thereto. Purchaser and Buyer acknowledge and agree that there have been no representations, warranties, promises, guarantees or agreements, express or implied, made by either party in connection with the transactions contemplated hereby, except as set forth herein. This Agreement may only be amended or modified by a writing executed by Buyer and Seller.

     E. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns. Except as set forth immediately below, neither this Agreement, nor any of Purchaser's or Seller's rights and interests hereunder, may be assigned without the express prior written consent of the other party hereto.

     F. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general law. The rights of one party against the other party shall not be deemed waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right; any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

     G. Any provision herein which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or rendering unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Seller and Purchaser hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     H. This Agreement may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument.
Delivery of an executed counterpart of this Agreement by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.

                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.

TOWER AIR, INC.                           UNITED STATES TURBINE ENGINE
                                            CORPORATION



BY: /s/ WILLIAM CAIN                       BY: /s/ RANDALL P. FIORENZA
    ---------------------------              -----------------------------
TITLE: S.R VP MAINTENANCE &               TITLE: PRESIDENT
      -------------------------                 --------------------------
       ENGINEERING
      -------------------------

                                                                EXECUTION COPY


                      AIRCRAFT ENGINE PURCHASE AGREEMENT

     This AIRCRAFT ENGINE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December 31, 1998, between UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), and TOWER AIR, INC., a Delaware corporation ("Purchaser").

1.   SUBJECT MATTER OF PURCHASE

     Subject to the terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the following aircraft equipment (collectively, the "Equipment," and each individually, an "Engine"):

     (1) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662973, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (2) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662649, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     (3) one (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662330, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

2.   PURCHASE PRICE AND PAYMENT

     A. The purchase price for the Equipment (the "Purchase Price") shall be Eight Million One Hundred Thousand Dollars (US$8,100,000).

     B.   On the Delivery Date, Purchaser shall:

     (1) Make an initial payment to Seller in an amount equal to One Million Three Hundred Seventy Seven Thousand Dollars (US$1,377,000) (the "Initial Payment") by wire transfer of immediately available funds to the following account:

          Nationsbank, N.A.
          ABA No. 111000012
          Account No.: 3751075750
          For Final Credit To:  United States Turbine Engine Corp.

     (2) Deliver to Seller, as a condition precedent to Seller's obligations hereunder, an executed Promissory Note (the "Note") in the form of EXHIBIT A in
                                                                   ---------
an amount equal to the Purchase price less the Initial Payment and an executed Engine Security Agreement (the "Security Agreement") in the form of EXHIBIT B.
                                                                    ---------

3.   SECURITY DEPOSIT

     A. Within thirty (30) days following the last day of each calendar quarter during such period as any amounts, whether of principal, interest or otherwise shall be due and payable to Seller pursuant to the Note, commencing with the quarter ending March 31, 1999, the Purchaser hereby agrees to pay to the Seller, in arrears, an amount ("Security Deposits") equal to the sum of (i) US$450,000 per quarter plus (ii) to the extent that the Engines, in the aggregate, are flown over 2,250 hours during the applicable quarter (the "Maximum Quarterly Hours"), an amount equal to the product of the number of hours flown during the quarter in excess of the Maximum Quarterly Hours multiplied by US$210; provided, that, to the extent that the Engines, in the aggregate, are flown less than the Maximum Quarterly Hours during any quarter, such excess of the Maximum Quarterly Hours over the number of hours actually flown may be deducted from the number of hours flown in future quarters for the purposes of computing any amounts owed pursuant this clause (ii).

     B. The Purchaser shall be entitled to reimbursement from the Security Deposits for Purchaser's actual costs (without mark-up) incurred with respect to scheduled off-wing heavy maintenance of any Engine, including any costs associated with replacement of life limited parts, but excluding the cost of any repairs or maintenance required due to accidents, abuse, misuse, mishandling, faulty maintenance, foreign object damage, elective part replacement or any insured event (collectively, "Non-Reimbursable Repairs"); provided, that, the Purchaser shall be entitled to reimbursement from the Security Deposits for any maintenance for ordinary wear and tear performed contemporaneously with such Non-Reimbursable Repairs. Such reimbursement shall be made within fifteen (15) Business Days after presentation to Seller of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the maintenance has been completed and identifying those engine maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Security Deposits available to Purchaser hereunder); provided,
                                                                    --------
that (i) the amount reimbursed to Purchaser shall not exceed the amount of the Security Deposits paid by Purchaser (and not previously disbursed), and (ii) in no event shall Purchaser be entitled to reimbursement for any expenses related to removal or installation of an Engine for maintenance or any other shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Purchaser, such amount shall be paid directly to the maintenance facility which performed the services for which reimbursement is sought.

     C. Upon such time as the Security Deposits paid by Purchaser and not previously disbursed equal the total amount, whether of principal, interest or otherwise, due and payable to Seller pursuant to the Note, the Purchaser shall have the right to request that the Security Deposits be applied to the outstanding balance of the Note and that the Note be cancelled by giving written notice to the Seller of such request (the "Prepayment Notice"). The Prepayment Notice shall state the amount of Security Deposits paid by the Purchaser and not disbursed and the current outstanding balance of the Note and shall include a representation by the Purchaser that no requests for disbursements pursuant to this Article 3 have been made within the past fifteen (15) Business Days and that no future request for disbursements will be made. Upon receipt of the Prepayment Notice by the Seller, all obligations of the Seller to make disbursements to Purchaser from the Security

Deposits shall terminate and the Seller shall deliver the cancelled Note and any amount of Security Deposits in excess of Purchaser's outstanding obligations under the Note on the date of the Prepayment Notice to Purchaser within fifteen
(15) Business Days after the receipt thereof.

4.   DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE

     A. Delivery of all of the Equipment will be made to Purchaser on a mutually agreed date, on or before December 31, 1998. For purposes of this Agreement, the term "Delivery Date" shall mean the date on which Seller delivers to Purchaser Bills of Sale conveying title to the Equipment in accordance with the terms of this Agreement.

     B. On the Delivery Date, Seller shall execute and deliver to Purchaser a Bill of Sale for each item of the Equipment in the form of EXHIBIT C.
                                                           ---------
Concurrently with Seller's delivery of the Bills of Sale to Purchaser, title to the Equipment, and all risk of loss or damage to the Equipment, shall pass from Seller to Purchaser.

     C. On the Delivery Date, Seller shall deliver the Equipment to Purchaser F.O.B. Seller's facilities in Norwalk, Connecticut.

     D. On the Delivery Date, concurrently with the payment of the Purchase Price, Purchaser will execute and deliver to Seller an Equipment Delivery Receipt for each item of the Equipment in the form of EXHIBIT D.
                                                      ---------

     E. All of the available records relating to the Equipment will be provided to Purchaser on or immediately following the Delivery Date.

     F. Seller's obligations pursuant to this Agreement are subject to the following conditions:

     (1) Purchaser shall have delivered to Seller on or prior to the Delivery Date a certificate of insurance and Broker's Letter of Undertaking evidencing compliance with the provisions of Section 2 of the Security Agreement concerning insurance of the Engines; and

     (2) Purchaser shall have delivered to Seller on or prior to the Delivery Date a certificate executed by an officer of Purchaser attaching reasonable evidence that all action and authorizations, corporate and otherwise, of Purchaser necessary to enter into and perform its obligations under this Purchase Agreement, the Note and the Security Agreement have been obtained and are in full force and effect and including a certificate of incumbency showing and certifying the signatures of those officers of Purchaser authorized to execute, on behalf of Purchaser, this Agreement, the Note and the Security Agreement and all other documents or instruments to be executed and delivered by Purchaser hereunder or in connection with the transactions contemplated hereby.

     (3) On or prior to the Delivery Date, the Security Agreement shall have been filed with the Federal Aviation Administration ("FAA").

5.   EQUIPMENT RECORDS

     Seller shall, at Seller's sole cost and expense, deliver to Purchaser, on the Delivery Date, all documents and technical records relating to the Equipment (the "Engine Records"). The Engine Records shall be in English, shall have been maintained in accordance with FAA requirements and shall be delivered in up-to-date status, including appropriate FAA approvals, with substantiation data, for modifications and/or repairs, compliance with airworthiness directives issued by the FAA ("AD's") and supporting documentation, serviceable tags and last shop visit reports for all rotable components and traceability records for life-limited parts so as to establish back-to-birth traceability for such parts. Seller acknowledges that this Agreement and the purchase of Equipment hereunder is contingent upon Purchaser's receipt and acceptance of all Engine Records in accordance with the requirements of this Article 4.

6.   CONDITION OF THE EQUIPMENT; PURCHASER'S INSPECTION; DISCLAIMER

     A. On the Delivery Date, the Equipment will be delivered by Seller to Purchaser in its then "AS IS WHERE IS" condition, with all faults accepted (except as to title).

     B. Purchaser acknowledges that it has had access to the Equipment and all records pertaining thereto by Purchaser's duly authorized technical representative to determine that the Equipment is acceptable to Purchaser and in the condition for delivery required by this Agreement. Purchaser acknowledges that it is relying on its own inspection and knowledge of the Equipment and not on any inspection or representation of Seller.

     C. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER UNCONDITIONALLY AGREES THAT, AS BETWEEN PURCHASER AND SELLER, THE EQUIPMENT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS" CONDITION ON THE DELIVERY DATE, WITHOUT ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER SPECIFICALLY DISCLAIMS AND PURCHASER WAIVES AND AGREES THAT SELLER HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE, AND EXCLUDES HEREFROM ANY REPRESENTATION, WARRANTY, COVENANT OR GUARANTEE, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, (2) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND (4) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE EQUIPMENT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, FOR ANY LIABILITY OF PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     D. SELLER MAKES NO REPRESENTATIONS AS TO WHAT USE OR APPLICATION MAY BE MADE OF THE EQUIPMENT OR ANY PART THEREOF IN THE CONDITION IN WHICH IT WILL BE DELIVERED, AND PURCHASER ASSUMES ALL RESPONSIBILITY FOR SUCH REPAIR, OVERHAUL, ALTERATION OR MODIFICATION AS MAY BE NECESSARY FOR THE USES TO WHICH THE EQUIPMENT MAY BE PUT BY PURCHASER OR ANY CUSTOMER OF PURCHASER.

     E. Purchaser agrees that, from and after the Delivery Date, Seller shall not be liable for, and Purchaser hereby releases Seller from, any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Equipment or any part thereof, by any inadequacy of the Equipment or any part thereof for any purpose or any deficiency or defect therein, by the use or performance of the Equipment, by any maintenance, service, repairs, overhauls or modifications to the Equipment, by any interruption or loss of service or use of the Equipment or by any loss of business or other consequential damage or any other damage whatsoever, howsoever caused; provided, that the release by Purchaser of Seller pursuant to this
Article 6E shall not apply to any such liability, claim, loss, damage or expense which arises as a result of Seller's breach of any express warranty, representation or obligation of Seller hereunder.

7.   REPRESENTATIONS AND WARRANTIES

     A.   Seller hereby represents and warrants to Purchaser that:

     (1) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Seller of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Seller and is a valid, enforceable and binding obligation of Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Seller of the transactions contemplated herein and compliance by Seller with the terms and provisions hereof do not and will not contravene any law applicable to Seller, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Seller is a party or by which Seller or its properties or assets may be bound or affected.

     (5) On the Delivery Date, Seller shall have and convey to Purchaser good and marketable title to the Equipment, free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever.

     (6) To the best of Seller's knowledge, none of the Equipment has been subjected to extreme heat or stress (including, without limitation, such as would result from an accident or fire) and none of the Equipment has had an uncontained failure.

     B.   Purchaser hereby represents and warrants to Seller that:

     (1) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into this Agreement and perform its obligations hereunder.

     (2) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any government entity or third party is required for the valid authorization, execution, delivery and performance by Purchaser of this Agreement.

     (3) This Agreement has been duly authorized, executed and delivered by Purchaser and is a valid, enforceable and binding obligation of Purchaser, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable.

     (4) The execution and delivery of this Agreement, the consummation by Purchaser of the transactions contemplated herein and compliance by Purchaser with the terms and provisions hereof do not and will not contravene any law applicable to Purchaser, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Purchaser is a party or by which Purchaser or its properties or assets may be bound or affected.

8.   TAXES AND INDEMNIFICATION

     A. Purchaser and Seller shall cooperate and use reasonable efforts to minimize or avoid the imposition of any sales or other taxes on the sale, delivery and transfer of title to the Equipment. Notwithstanding the foregoing, Seller agrees to pay promptly when due, and will indemnify and hold Purchaser harmless from any and all fees (including, without limitation, license, registration and recording fees and assessments), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto (except taxes levied or assessed against Purchaser based upon gross receipts or net income or taxes imposed upon Purchaser for the privilege of doing business or exercising a franchise) arising out of the sale, purchase and delivery of the Equipment, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction.

     B. Purchaser hereby agrees to indemnify, protect, save and keep harmless Seller and Seller's officers, directors, employees, agents, affiliates, successors and assigns (each, an "Indemnitee") from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements (including, without limitation, reasonable legal fees, costs and related expenses), of whatsoever kind and nature ("Expenses") imposed on, incurred by or asserted against any Indemnitee after the Delivery Date relating to or arising directly or indirectly out of or in any way connected with the ownership, possession, control, use, operation, sale, leasing or other application or disposition of the Equipment or any part thereof or interest therein after the Delivery Date, whether by Purchaser, Purchaser's customer or any other person; provided, however, that such

Expenses are not judicially determined to have been attributable to such Indemnitee's gross negligence or willful misconduct or the breach by Seller of any express warranty, representation or obligation of Seller hereunder. The obligations contained in this Article 8B. shall survive the sale and delivery of the Equipment hereunder and are expressly made for the benefit of, and shall be enforceable by, Seller and each other Indemnitee entitled thereto.

9.   NOTICES

     All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, courier service or facsimile (confirmed by telephone in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered. Notices shall be addressed to the parties as follows (or to such other places and numbers as either party directs in writing to the other party):

Seller                                                                   Purchaser
-----------------------------------------------------  ---------------------------------------------
                                                                      Tower Air, Inc.
United States Turbine Engine Corporation                                 Hangar 17
79 Glover Avenue                                               J.F.K. International Airport
Norwalk, CT 06850                                                   Jamaica, NY  11430
Attn:  Mr. Randy Fiorenza                                           Attn: William Cain
Fax:  (203) 847-9612                                                Fax: (718) 553-4387
Telephone:  (203) 847-1401                                      Telephone:  (718) 553-4300

                                                                    with a copy to:
with a copy to:                                                  Stephen L. Gelband, Esq.
Kenneth C. Hoffman, Esq.                                       Hewes Gelband Lambert & Dann
Greenberg Traurig, P.A.                                             1000 Potomac St. NW
1221 Brickell Avenue                                                     Suite 300
Miami, Florida  33131                                             Washington, D.C.  20007
Fax:  (305) 579-0717                                               Fax:  (202) 333-0871
Telephone: (305) 579-0809                                       Telephone:  (202) 337-6200

10.  NO BROKERS

     Both parties acknowledge that there are no brokerage commissions to be paid with respect to the purchase and sale of the Equipment, and each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs, expenses, including attorneys' fees, asserted by agents or other third parties for any commission or compensation based on the sale of the Equipment, if such claim, suit, damage, costs or expense arises out of any action or alleged actions by the indemnifying party, its employees, officers or agents.

11.  ASSIGNMENT OF WARRANTY

     To the extent any warranties relating to the Equipment are assignable, Seller hereby assigns to Purchaser, effective on the Delivery Date as of the delivery to and acceptance of the Equipment by Purchaser, all of Seller's rights under such warranties and Seller's rights with respect to warranties or other obligations of entities which have performed maintenance, service, repair, overhaul or testing thereon. Seller agrees to execute such documents as may be reasonably necessary to evidence the assignment hereby made or contemplated.

12.  LOSS OR DAMAGE PRIOR TO DELIVERY

     A. In the event of damage to any of the Equipment following the execution hereof and prior to the Delivery Date, Purchaser shall have the right to delay the Delivery Date for a reasonable period of time (but not beyond December 31, 1998, or such later date as is mutually agreed) to ensure to Purchaser's satisfaction that the Equipment will be repaired and restored to the condition required by this Agreement; and if such damage delays delivery of any of the Equipment beyond December 31, 1998 (or such later date as is mutually agreed), Purchaser or Seller shall have the right to terminate this Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

     B. In the event of total loss or destruction of any of the Equipment following the execution hereof and prior to the Delivery Date, either Purchaser or Seller shall have the right to terminate the Agreement by giving written notice to the other, and upon such termination all rights and obligations of both parties hereunder shall be discharged automatically without further act or deed.

13.  APPLICABLE LAW AND JURISDICTION

     This Agreement shall, in all respects, be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to the conflict of laws principles thereof.

14.  MISCELLANEOUS

     A. All warranties and representations made by either party shall survive the closing of the transaction contemplated herein and the delivery of the Equipment.

     B. Whether or not the transactions contemplated hereby shall be consummated, each of Purchaser and Seller agrees to pay its own out-of-pocket expenses, including attorney's fees, incurred in connection with the preparation, negotiation and execution of this Agreement and any other documents required in connection herewith and the transactions contemplated hereby.

     C. This Agreement is a confidential document between Purchaser and Seller and, except as provided by applicable law or with the prior written consent of the other party, which consent shall not be unreasonably withheld, neither Purchaser nor Seller will disclose the terms of this Agreement to third parties, other than to its auditors, legal and technical advisors or lenders.

     D. This Agreement constitutes the entire agreement between Seller and Purchaser in relation to the purchase and sale of the Equipment and supersedes all previous proposals, agreements and other written and oral communications in relation thereto. Purchaser and Buyer acknowledge and agree that there have been no representations, warranties, promises, guarantees or agreements, express or implied, made by either party in connection with the transactions contemplated hereby, except as set forth herein. This Agreement may only be amended or modified by a writing executed by Buyer and Seller.

     E. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns. Except as set forth immediately below, neither this Agreement, nor any of Purchaser's or Seller's rights and interests hereunder, may be assigned without the express prior written consent of the other party hereto.

     F. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general law. The rights of one party against the other party shall not be deemed waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right; any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

     G. Any provision herein which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or rendering unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Seller and Purchaser hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     H. This Agreement may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument.
Delivery of an executed counterpart of this Agreement by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.


                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.


UNITED STATES TURBINE ENGINE               TOWER AIR, INC.
 CORPORATION

BY: /s/ RANDALL P. FIORENZA                BY: /s/ WILLIAM CAIN
   -------------------------------             ---------------------------------
TITLE: PRESIDENT                           TITLE:  SR VP MAINTENANCE ENGINEERING
      ----------------------------                 -----------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at ________________________________________________, of the following items of the
Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662993, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.


     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.

                                           UNITED STATES TURBINE ENGINE
                                             CORPORATION


                                           BY:     /S/ RANDALL P. FIORENZA
                                                 -------------------------------
                                           NAME:    RANDALL P. FIORENZA
                                                   -----------------------------
                                           TITLE:    PRESIDENT
                                                    ----------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at ________________________________________________, of the following items of the
Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662420, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.


     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.


                                           UNITED STATES TURBINE ENGINE
                                             CORPORATION


                                           BY:    /S/ RANDALL P. FIORENZA
                                                 -------------------------------
                                           NAME:    RANDALL P. FIORENZA
                                                   -----------------------------
                                           TITLE:    PRESIDENT
                                                    ----------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at ________________________________________________, of the following items of the
Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662838, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.


     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.


                                           UNITED STATES TURBINE ENGINE
                                             CORPORATION


                                           BY:     /S/ RANDALL P. FIORENZA
                                                 -------------------------------
                                           NAME:    RANDALL P. FIORENZA
                                                   -----------------------------
                                           TITLE:    PRESIDENT
                                                    ----------------------------

                                 BILL OF SALE

     TOWER AIR INC., a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662420, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.



                                       TOWER AIR, INC.



                                       BY:   /S/ WILLIAM CAIN
                                           -----------------------------------
                                       NAME:  WILLIAM CAIN
                                            ----------------------------------
                                       TITLE: SR VP MAINT & ENG.
                                             ---------------------------------

                                 BILL OF SALE

     TOWER AIR INC., a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662993, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.


                                       TOWER AIR, INC.



                                       BY:   /S/ WILLIAM CAIN
                                           -----------------------------------
                                       NAME:  WILLIAM CAIN
                                            ----------------------------------
                                       TITLE: SR VP MAINT & ENG.
                                             ---------------------------------

                                 BILL OF SALE

     TOWER AIR INC., a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662838, in its as removed condition, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities at J.F.K. International Airport (including, without limitation, a full 747 QEC), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December,

1998.

                                       TOWER AIR, INC.



                                       BY:   /S/ WILLIAM CAIN
                                           -----------------------------------
                                       NAME:  WILLIAM CAIN
                                            ----------------------------------
                                       TITLE: SR VP MAINT & ENG.
                                             ---------------------------------

                                 BILL OF SALE


     UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662973, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.

                                       UNITED STATES TURBINE ENGINE
                                       CORPORATION


                                       BY:   /S/ RANDALL P. FIORENZA
                                           -----------------------------------
                                       NAME:  RANDALL P. FIORENZA
                                            ----------------------------------
                                       TITLE:  PRESIDENT
                                             ---------------------------------

                                 BILL OF SALE

     UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662649, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.

                                       UNITED STATES TURBINE ENGINE
                                       CORPORATION


                                       BY:  /S/ RANDALL P. FIORENZA
                                           -----------------------------------
                                       NAME:  RANDALL P. FIORENZA
                                            ----------------------------------
                                       TITLE:  PRESIDENT
                                             ---------------------------------

                                 BILL OF SALE


     UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), is the legal and beneficial owner of the following equipment (collectively, the "Equipment"):

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662330, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     For and in consideration of the sum of One Dollar (US$ 1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby transfer, deliver and set over to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), and its successors and assingnees forever all of Seller's right, title and interest in and to the Equipment, to have and to hold for its and their use forever.

     Seller hereby warrants to Purchaser and its sucessors and assigns that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Equipment free and clear of any and all mortgages, pledges, liens, charges, security interests, leases, claims or other encumbrances of any kind or nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands. Except for the aforesaid warranty of title, Seller is selling the Equipment on an "AS IS, WHERE IS" BASIS, WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED.

     This Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Engine Purchase Agreement dated as of December 31st, 1999 between Seller and Purchaser.

     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.

                                       UNITED STATES TURBINE ENGINE
                                       CORPORATION


                                       BY:   /S/ RANDALL P. FIORENZA
                                           -----------------------------------
                                       NAME:  RANDALL P. FIORENZA
                                            ----------------------------------
                                       TITLE:  PRESIDENT
                                             ---------------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between TOWER AIR, INC., a Delaware corporation ("Seller"), and UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at ________________________________________________, of the following items of the
Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662973, in serviceable condition with a curent FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.


     IN WITNESS WHEREOF, we have set our hand hereto this 31st day of December, 1998.

                                           TOWER AIR, INC.



                                           BY: /s/ WILLIAM CAIN
                                              -------------------------------
                                           NAME:  WILLIAM CAIN
                                                -----------------------------
                                           TITLE: SR VP MAINT & ENG.
                                                ----------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), and TOWER AIR, INC., a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at __________________________________, of the following items of the Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662649, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     IN WITNESS WHEREOF, we have set our hand hereto this 31/st/ day of December, 1998.

                                        TOWER AIR, INC.


                                        BY: /s/ William Cain
                                           ------------------------------
                                        NAME:  WILLIAM CAIN
                                             ----------------------------
                                        TITLE: SR. VP. MAINT. & ENG.
                                              ---------------------------

                          EQUIPMENT DELIVERY RECEIPT

     In accordance with the terms of that certain Aircraft Engine Purchase Agreement dated as of December 31, 1998 (the "Agreement") between UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation ("Seller"), and TOWER AIR, INC., a Delaware corporation ("Purchaser"), the undersigned, on behalf of, and as the duly authorized agent of Purchaser hereby acknowledges the receipt from Seller on the date set forth below of the delivery to Purchaser at ___________________________________, of the following items of the Equipment:

          One (1) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662816, in serviceable condition with a current FAA Part 145 tag attached, with all equipment installed thereon as of the date of inspection of such engine by Purchaser at Seller's facilities in Norwalk, Connecticut (including, without limitation, a full 747 QEC kit tagged serviceable), and with all pertinent engine logs, records and historical information, including back to birth records on life limited parts.

     IN WITNESS WHEREOF, we have set our hand hereto this 31/st/ day of December, 1998.

                                        TOWER AIR, INC.


                                        BY: /s/ William Cain
                                           ------------------------------
                                        NAME:  WILLIAM CAIN
                                             ----------------------------
                                        TITLE: SR. VP. MAINT. & ENG.
                                              ---------------------------

                                PROMISSORY NOTE


U.S.$6,723,000                                                 December 31, 1998

     FOR VALUE RECEIVED, TOWER AIR, INC., a Delaware corporation (the "Borrower"), by this promissory note (the "Note") irrevocably and unconditionally promises to pay to the order of UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation, or any assignee of this Note or any successor or assignee thereof (the "Holder"), the principal sum of SIX MILLION SEVEN HUNDRED TWENTY THREE THOUSAND DOLLARS (US$6,723,000) payable in thirty-six
(36) consecutive equal monthly installments of principal and interest due on the same day of each month of each year until maturity beginning on February 1, 1999; provided, however, that the final installment of principal and interest payable hereunder shall be in the amount of all of the remaining and then outstanding principal balance of this Note, together with interest accrued thereon.

     The unpaid principal amount from time to time outstanding shall bear interest from the date of this Note at the fixed rate of interest of nine percent (9%) per annum. Any principal, interest or any other amount hereunder which is not paid when due (whether as stated, by acceleration or otherwise) shall, to the full extent permitted by law, thereafter bear interest at the rate of twelve percent (12%) per annum from the date such amount shall have become due and payable up to the date the same shall be paid. Interest shall be computed on the basis of a 360 day year consisting of 12 months of 30 days each. Anything in this Note to the contrary notwithstanding, the Holder shall not be permitted to charge or receive, and the Borrower shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.

     All payments to be made hereunder by the Borrower shall be made without set-off, deduction, counterclaim or withholding whatsoever, in United States dollars in same day funds not later than 3:00 p.m., New York time, on the due date, by wire transfer of immediately available funds to NationsBank, N.A., ABA No. 111000012, Account No. 3751075750, For Final Credit To: United States Turbine Engine Corp., or to such other account as the Holder may from time to time designate, in writing, to the Borrower. Whenever any payment hereunder shall be stated to be due on a day that is not a Working Day, such payment shall be made on, and interest shall be payable to, the succeeding Working Day unless the succeeding Working Day shall fall in the succeeding calendar month, in which event such payment shall be made on the preceding Working Day. "Working Day" shall mean a day on which dealings in currencies and exchange between banks may be carried on in New York, New York.

     The Borrower agrees to indemnify the Holder for, and hold the Holder harmless from, any present or future claim or liability for any registration charge or any stamp, excise or other similar taxes and any penalties or interest with respect thereto, which may be imposed by any jurisdiction in connection with this Note or enforcement hereof.

     The Borrower hereby represents and warrants that: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full power, authority and legal right to execute, deliver and perform this Note, and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Note on the terms and conditions hereof; (b) this Note constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and except as enforceability may be subject to the application of equitable principles in any proceeding, legal or equitable; (c) the execution, delivery and performance by the Borrower of this Note will not violate the charter, bylaws or other corporate rules of the Borrower or any provision of law or regulation or of any judgment, order or decree of any court, arbitrator or governmental authority or of any agreement of any nature whatsoever, binding upon the Borrower or its assets; (d) no consent or exemption is required in connection with the execution, delivery, performance (including payment as specified in the fourth paragraph of this Note), validity or enforceability of this Note; (e) no Event of Default (as defined herein) has occurred and is continuing; (f) the obligations of the Borrower under this Note rank at least pari passu (in priority of payment, security and otherwise) with all other unsecured pecuniary obligations of whatsoever nature (including contingent obligations) of the Borrower outstanding as of the date hereof; (g) except as set forth on the schedule provided to the Holder on December 28, 1998, no litigation, arbitration or administrative proceeding of or before any court, arbitrator or governmental authority is pending or, to the knowledge of the Borrower, threatened (i) with respect to any aspect of this Note or (ii) affecting the Borrower or any of its assets, which, if adversely determined, would have a material adverse effect on the business, prospects or financial condition of the Borrower; (h) all tax returns required to be filed by the Borrower have been filed and all taxes payable by the Borrower have been paid, except those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books; and (i) this Note is issued to evidence the financing of 83% of the Purchase Price (as defined in that certain Engine Purchase Agreement dated as of December 31, 1998, between the Borrower and the Lender).

     If any of the following events (each, an "Event of Default") occurs: (a) the Borrower fails to pay when due any principal of or interest on this Note or any other amount payable hereunder and such failure is not remedied within 3 Working Days; or (b) the Borrower fails to make any payment when due on any pecuniary obligation(s) (other than this Note) of any nature whatsoever (including, without limitation, contingent obligations), which pecuniary obligation(s) exceed US$5.000,000 (or the equivalent in one or more other currencies) individually or in the aggregate, or defaults in performance of any agreement under which any such obligation is created, or any other event shall occur or condition exist, if the effect of such default or other event or condition is to cause such obligation to become, or to permit holders of such obligation, or a trustee on their behalf, to declare such obligation, due prior to its normal maturity, provided, however, that if the Borrower is contesting in good faith the amount of any such obligation and has set aside adequate reserves, such failure to pay shall not be deemed to constitute an Event of Default hereunder during the pendency of such contest; or (c) the Borrower becomes insolvent or unable to pay its debts as they mature, or consents to the appointment of a custodian, trustee, intervenor or receiver for it or a substantial part of its property, or any such custodian, trustee, intervenor or receiver is appointed, or bankruptcy, dissolution, reorganization, intervention, arrangement or liquidation proceedings (or proceedings similar in purpose or effect) are instituted (i) by the Borrower or (ii) against the Borrower and are not dismissed within sixty
(60) days; or (d) any governmental consent or exemption necessary to enable the Borrower to comply with or perform its obligations under this Note is revoked, withdrawn or withheld, or otherwise fails to be issued or remain in full force and effect; or (e) a warrant of attachment or execution or similar process against any substantial part of the assets of the Borrower is issued; or (f) any representation or warranty made by the Borrower in this Note proves to have been incorrect when made; or (g) there occurs a material adverse change in the business, prospects or financial condition of the Borrower; or (h) the Borrower fails to perform or observe any covenant or other term contained in this Note and such failure, if capable of remedy, is not remedied within 15 days after its receipt of written notice of such failure to perform or observe from the Holder; then, and in any such event, the Holder may, by notice of default given to the Borrower, declare unpaid principal, accrued interest and all other amounts payable under this Note to be immediately due and payable without presentment, demand, protest or other notice of any kind, each of which is hereby expressly waived by the Borrower. The Borrower hereby agrees that, so long as any principal, interest or any other amount remains outstanding and unpaid under this Note, the Borrower shall notify the Holder promptly by telephone, confirmed in writing, or in writing, upon the occurrence of any Event of Default.

     The Borrower agrees to pay all the Holder's costs and out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel including, without limitation, the allocated cost of in-house counsel) arising in connection with the enforcement of, and preservation of rights under, this Note.

     The Borrower agrees to indemnify the Holder for, and to hold the Holder harmless from, any loss or expense which the Holder may sustain or incur as a consequence of (i) default by the Borrower in payment when due of any principal of or interest on this Note or (ii) the making of any payment or prepayment hereunder on a day or in an amount other than the dates and amounts specified in this Note.

     No action or omission by the Holder shall constitute a waiver of any rights or remedies of the Holder hereunder. Such rights and remedies are cumulative and not exclusive of any rights or remedies provided by law. Payment of principal of and interest on this Note shall not discharge the Borrower's obligation with respect to any other amount payable hereunder. In connection with any assignment by the Holder of this Note and the loan evidenced hereby, the Borrower hereby agrees promptly to execute and deliver such documents and instruments, and to take such further action as may be reasonably requested by the Holder or such assignee to further evidence, or in connection with, such assignment, including, without limitation, the giving by the Borrower of any notice to any regulatory authority or others deemed necessary or advisable by the Holder or such assignee in its sole discretion. The Holder shall have all the rights and benefits of this Note as if it were the original Holder hereof.

          Unless otherwise specified, all notices and other communications under the Note shall be in writing and shall be deemed made (i) if by hand or courier service, when delivered or (ii) if by mail or facsimile, when sent, addressed as follows or at such other address as may be designated by written notice:

          Tower Air, Inc.17
          Hanger 17
          J.F.K. International Airport
          Jamaica, NY 11430
          Attn: William Cain
          Fax: (718) 553-4387

          with a copy to:
          Stephen L. Gelband, Esq.
          Hewes Gelband Lambert & Dann
          1000 Potomac St. NW
          Suite 300
          Washington, D.C.  20007
          Fax:  (202) 333-0871


          United States Turbine Engine Corporation
          79 Glover Avenue
          Norwalk, CT 06850
          Attn:  Mr. Randy Fiorenza
          Fax:  (203) 847-9612

     The Borrower hereby irrevocably: (a) submits in any legal proceeding relating to this Note to the non-exclusive jurisdiction of any state or United States court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, as the Holder may elect; (b) waives and agrees not to claim (i) any objection that it may now or hereafter have to the venue of any such proceeding in any such court or that such proceeding was brought in an inconvenient court and (ii) immunity (whether characterized as sovereign immunity or otherwise) from suit, from the jurisdiction of any court, from attachment prior to or in aid of execution of, a judgment, or from execution of a judgment; (c) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by fax, to the Borrower at its address set forth above or such other address of which the Holder shall have been notified in writing; (d) agrees that nothing herein shall affect the Holder's right to effect service of process in any other manner permitted by law, and that the Holder shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Borrower in any other court or jurisdiction in accordance with applicable law; and (g) WAIVES TRIAL BY JURY IN ANY SUCH LEGAL PROCEEDING.

          THIS NOTE SHALL BE A CONTRACT UNDER, AND BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK


                                             TOWER AIR, INC.


                                             By:  /s/ WILLIAM CAIN
                                                -----------------------------
                                                 Title: SR. VP. MAINTENANCE AND
                                                            ENGINEERING

                                                                 EXECUTION COPY
                           ENGINE SECURITY AGREEMENT
                           -------------------------

     TOWER AIR, INC., a Delaware corporation (the "Debtor"), for valuable consideration, the receipt of which hereby is acknowledged, hereby transfers, assigns and pledges to UNITED STATES TURBINE ENGINE CORPORATION, a Delaware corporation (the "Secured Party"), and grants to the Secured Party a security interest in the following collateral, wherever located, now existing and hereafter arising or coming into existence (the "Collateral"):

          (a) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662973, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

          (b) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662649, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

          (c) Pratt & Whitney JT9D-7A engine bearing manufacturer's serial number 662330, which has 750 or more rated takeoff horsepower, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise; and

          (d) The proceeds and products of the foregoing in whatever form the same may be,

for the purpose of securing the payment to the Secured Party and the performance by the Debtor of the following ("Obligations"): the obligations, covenants and duties owing to the Secured Party from the Debtor under the Aircraft Engine Purchase Agreement of even date herewith, between the Debtor and the Secured Party, including the Secured Party's obligations under the Promissory Note (the "Note") attached as Exhibit A thereto, as whether now existing\\ or hereafter arising.

     The Debtor further warrants to and agrees with the Secured Party as follows:

     1.  PRESERVATION OF COLLATERAL. The Debtor will keep the Collateral in good
         --------------------------
order and repair at all times, will use same with reasonable care and caution, will not part with ownership thereof and will give representatives of the Secured Party access thereto at all reasonable times upon reasonable notice to the Debtor. The Debtor will not part with possession of the Collateral nor lease or hire out same without the written consent of the Secured Party which shall not unreasonably be withheld (provided, that so long as no Event of Default is continuing, the Debtor, without the written consent of the Secured Party, may, subject and subordinate in all respects to this Agreement and the Secured Party's rights hereunder, (i) sublease the Collateral to any affiliate of the Debtor; (ii) subject the Collateral to normal interchange or pooling agreements with responsible air carriers entered into by the Debtor in the ordinary course of business; and (iii) deliver possession of the Collateral to a Federal Aviation Administration-approved maintenance facility for testing, service, repair, maintenance or overhaul work). The Debtor will not knowingly use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever.

     2.   INSURANCE.
          ---------

          2.1 The Debtor will keep the Collateral insured in respect of both ground and flight risk under its fleet policy on terms and conditions substantially similar to those in effect on the date hereof. All such insurance policies will name the Secured Party as an additional insured and, where applicable, as loss payee under a loss payable endorsement satisfactory to the Secured Party. The Debtor will deliver to the Secured Party certificates representing such insurance policies upon the execution hereof. All amounts payable in settlement of insurance losses not constituting a total loss shall be used to repair, replace or restore the Collateral. If any Event of Default shall then be continuing, all amounts payable in settlement of a total loss may be applied, at the Secured Party's option, to the Obligations in the order determined by the Secured Party.

          2.2 The Debtor will at its expense carry or cause to be carried public liability (including, without limitation, contractual liability and passenger legal liability), payable in U.S. dollars, with respect to the any airframe upon which any item of Collateral is installed (i) in amounts, of the type and covering the risks reasonably acceptable to the Secured Party, but in no event shall the amount of such insurance be less than that which at the time is customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with the Debtor, and (ii) with insurers of recognized international responsibility reasonably satisfactory to the Secured Party.

          2.3  Any policies of insurance required pursuant to either paragraph
2.2 or 2.3 above shall: (i) name the Secured Party as an additional named insured, but without the Secured Party being thereby liable for payment of premiums; (ii) provide that in respect of the interest of the Secured Party in such policies the insurance shall not be invalidated by any action or inaction of the Debtor and shall insure the interest of the Secured Party regardless of any breach or violation by the Debtor of any warranty, declaration or condition contained in such policies; and (iii) provide that if such insurance is canceled, such cancellation shall not be effective as to the Secured Party for thirty (30) days after receipt by the Secured Party of written notice from the insurers of such cancellation.

          2.4 On or prior to the date hereof and annually thereafter on or prior to the anniversary of the date hereof, the Debtor will furnish to the Secured Party a report signed by a firm of independent aircraft insurance brokers, appointed by the Debtor and acceptable to the Secured Party, describing in reasonable detail the insurance then carried and maintained on or with respect to the Collateral and stating that in the opinion of such firm such insurance complies with the terms of this Section 2 and is adequate to protect the interests of the Debtor and the Secured Party. The Debtor will cause such firm to advise the Secured Party in writing (i) promptly of any default in the payment of any premium and of any other act or omission on the part of the Debtor of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Collateral and (ii) at least 30 days prior to the expiration or termination date of any insurance carried and maintained on the Collateral hereunder if such insurance has not been renewed by such date in accordance with the terms hereof

     3.   PAYMENT OF EXPENSES BY THE SECURED PARTY. At its option, if the Debtor
          ----------------------------------------
fails to do so, the Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for the insurance on the Collateral specified in Section 2 hereof and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be reasonably necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Debtor represents,
          -----------------------------------------
warrants and covenants to the Secured Party that: (a) the Debtor is the sole and lawful owner of the Collateral and has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the same is free from all encumbrances and rights of setoff of any kind (except for liens for taxes not yet due and payable and statutory and common law liens of mechanics, workmen and materialmen incurred in the ordinary course of business for sums not yet due and payable ("Permitted Encumbrances")); (b) except as herein provided, the Debtor will not hereafter without the prior written consent of the Secured Party sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except for Permitted Encumbrances and except to the Secured Party;
(c) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     5.   FINANCING STATEMENTS; DOCUMENTS.  At the request of the Secured Party,
          -------------------------------
the Debtor will join with the Secured Party in executing financing statements pursuant to the Uniform Commercial Code and/or any documents required or permitted by the United States Department of Transportation, Federal Aviation Administration, in form satisfactory to the Secured Party and will pay the cost of filing such documents in all public offices where filing is deemed necessary or desirable by the Secured Party. The Debtor will execute and deliver to the Secured Party from time to time such supplemental assignments or other instruments as the Secured Party may require for the purpose of confirming the Secured Party's interest in the Collateral. The Debtor hereby authorizes the Secured Party to execute and file on behalf of the Debtor all financing statements and documents deemed necessary or appropriate to perfect the Secured Party's interest in the Collateral.

     6.   DEFAULT.
          -------

          6.1 Upon the occurrence of any Event of Default (as defined in the Note) and the lapse of any notice or cure period provided in such Note with respect to such default, the Secured Party is authorized in its discretion to declare the Note immediately due and payable without demand or notice to the Debtor and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform

Commercial Code as in effect in the State of New York (irrespective of whether the Uniform Commercial Code applies to the Collateral), including but not limited to the right to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Secured Party deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Event of Default, and so long as the same shall be continuing, the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. The Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Agreement, except to the extent caused by the Secured Party's willful misconduct or gross negligence.

          6.2 The net proceeds arising from the disposition of the Collateral after deducting reasonable expenses incurred by the Secured Party in connection therewith will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Debtor. If after exhausting all of the Collateral, there should be a deficiency, the Debtor will be liable therefor to the Secured Party, provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Collateral prior to making a claim against the Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations.

          6.3 Whenever notice is required by law to be sent by the Secured Party to the Debtor of any sale, lease or other disposition of the Collateral, ten days written notice sent to the Debtor's address set forth below will be reasonable.

          6.4 If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party repays all or any part of such amount, the Debtor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Secured Party.

     7.   EVENT OF LOSS. If an Event of Loss (as defined below) shall occur, the
          -------------
Debtor will forthwith notify the Secured Party thereof in writing and will, not later than 60 days after the occurrence of such Event of Loss, prepay to the Secured Party the aggregate unpaid principal amount of Note, together with interest on such aggregate principal amount accrued to the date of prepayment and any other amounts owing by the Debtor under the Obligations. For purposes hereof, the term "Event of Loss" shall mean any of the following events with respect to any item of Collateral: (i) loss of such item of Collateral or of the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason; (ii) any damage to such item of Collateral which results in an insurance settlement with respect to such item of Collateral on the basis of a total loss, constructive loss or agreed loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Collateral by private persons or governmental or purported governmental authority (de facto or de jure); (iv) as a result of any rule, regulation, order or other action by the Federal Aviation Administration (of the United States of America or any other country at any time having jurisdiction) or other governmental body having jurisdiction, the use of such item of Collateral in the normal course of interstate air transportation shall have been prohibited for a period of two (2) consecutive months; or (v) the inability, for any reason whatsoever, of the Secured Party to obtain possession of any item of Collateral within thirty (30) days of delivery of notice to the Secured Party of the occurrence of an Event of Default under the Note.

     8.   RIGHTS OF SECURED PARTY; POWER OF ATTORNEY.  The Debtor hereby
          ------------------------------------------
irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, after an Event of Default shall have occurred and so long as the same shall be continuing, and without notice to or assent by the Debtor, to do the following:

          8.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

          8.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

          8.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

          8.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect or preserve the Collateral and the Secured Party's security interest and rights therein in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

The Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest will be irrevocable and shall terminate only upon payment in full of the Obligations and the termination of this Agreement. The powers conferred upon the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Secured Party will have no obligation to preserve any rights of any third parties in the Collateral. The Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents will be responsible to the Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

     9.   MISCELLANEOUS.
          -------------

          9.1  FEES AND EXPENSES.  The Debtor will promptly (and in any event
               -----------------
within 30 days after its receipt of an invoice or statement therefor) pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Secured Party in connection with its enforcement of the payment and performance of the Obligations or any other sum due to it under this Agreement, or any of its other rights hereunder or thereunder. The provisions of this Section shall survive the payment of the Obligations and the termination of this Agreement.

          9.2  RIGHT OF SET-OFF.  In addition to any rights now or hereafter
               ----------------
granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence of any Event of Default and so long as the same shall be continuing, the Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Debtor or to any other person, and such notice herein hereby expressly waived, to set off and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Secured Party to or for the credit or the account of the Debtor, including the Maintenance Reserves (as defined in the Obligations) against and on account of the obligations and liabilities of the Debtor to the Secured Party under this Agreement or the Obligations, including, without limitation, all other claims of any nature or description arising out of or connected with this Agreement, the Obligations or any other Security Document, whether or not the Secured Party shall have made any demand therefor and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          9.3  NOTICES.  All notices, requests, reports and other communications
               -------
pursuant to this Agreement shall be in writing, delivered by hand or commercial messenger service or sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, addressed as follows:

          (a)  If to Debtor:    Tower Air, Inc.
                                Hangar 17
                                J.F.K. International Airport
                                Jamaica, NY  11430
                                Attn: William Cain
                                Fax: (718) 553-4387
                                Telephone:  (718) 553-4300

               with a copy to:  Hewes Gelband Lambert & Dann
                                1000 Potomac St. NW
                                Suite 300
                                Washington, D.C.  20007
                                Fax:  (202) 333-0871
                                Telephone:  (202) 337-6200

          (b)  If to Secured Party:    United States Turbine Engine Corporation
                                       79 Glover Avenue
                                       Norwalk, CT 06850
                                       Attn:  Mr. Randy Fiorenza
                                       Fax:  (203) 847-9612
                                       Telephone:  (203) 847-1401

               with a copy to:         Greenberg, Traurig, P.A.
                                       1221 Brickell Avenue
                                       Miami, Florida  33131
                                       Attention: Kenneth C. Hoffman, Esq.
                                       Facsimile:  305-579-0717
                                       Telephone:  305-579-0809

Any notice, request, report or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by facsimile confirmed on the same business day by telephone and certified mail, return receipt requested, on the third business day after such confirmation is deposited in the mail, postage prepaid. Any party may change the person or address to whom or which notices, requests, reports and communications are to be given hereunder, by notice duly given hereunder; provided, however that any such
                                                 -------- --------
notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          9.4  BINDING EFFECT. This Agreement shall be binding upon and shall
               --------------
inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns, except that the Debtor may not assign its rights and obligations hereunder without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.

          9.5  NO WAIVER: REMEDIES CUMULATIVE.  No failure or delay on the part
               ------------------------------
of the Secured Party in exercising any right, power or privilege hereunder or under any other Security Document and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Security Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

          9.6  CONSTRUCTION; GOVERNING LAW; CONSENT TO JURISDICTION.
               ----------------------------------------------------

               (a) The headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender or plural or singular terms, as the context may require. This Agreement, the Security Documents and all other documents and instruments executed and delivered in connection herewith and therewith, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) The Debtor irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement, the Obligations or any other Security Document may be brought in any court of the State of New York or in the United States District Court for the Southern District of New York. The Debtor, by the execution and delivery of this Agreement, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding. The Debtor further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 9.3 hereof. The Debtor hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. The Debtor shall
                  ----- --- ----------
not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any state other than the State of New York. Nothing in this Section 9.6 shall affect or impair in any manner or to any extent the right otherwise proceed against the Debtor in any jurisdiction or to serve process in any manner permitted by law. The Debtor and the Secured Party waive their right to trial by jury in any litigation in any court with respect to, in connection with, or arising out of, this Agreement, the Obligations, the Security Documents, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof.

          9.7  AMENDMENT OR WAIVER.  This Agreement may not be amended, changed,
               -------------------
waived, discharged or terminated without the written consent of the Secured Party and the Debtor.

          9.8  SURVIVAL OF AGREEMENT AND REPRESENTATIONS.  All agreements,
               -----------------------------------------
representations and warranties made herein shall survive the delivery of this Agreement.

          9.9  SEVERABILITY.  The provisions of this Agreement are severable,
               ------------
and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Debtor with any of them shall not excuse non-compliance by the Debtor with any other. The Debtor shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

          9.10 TERMINATION; RELEASE.  Upon payment in full of the Obligations,
               --------------------
this Agreement, all liabilities and obligations of the Debtor hereunder, and all rights and interests of the Secured Party herein shall terminate, and the Secured Party, at the request of the Debtor, shall promptly execute and deliver to the Debtor a release and any other proper instruments (including UCC-3 termination statements, if applicable) acknowledging termination of this Agreement.

          9.11 COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Debtor and the Secured Party.

          9.12 LIABILITY OF THE SECURED PARTY.  The Debtor hereby agrees that
               ------------------------------
the Secured Party will not be chargeable for any negligence, mistake, act or omission of any employee, accountant, examiner, agent or attorney employed by the Secured Party (except for the willful misconduct of any person, corporation, partnership or other entity employed by the Secured Party) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

                         (continued on signature page)

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of December 31, 1998.

                              TOWER AIR, INC.

                              By: /s/ William Cain
                                 -------------------------------------
                              Name:WILLIAM CAIN
                              Title: SR.V MAINTENANCE ENGINEERING

                              UNITED STATES TURBINE ENGINE CORPORATION

                              By: /s/ Randall P. Fiorenza
                                 -------------------------------------
                              Name: RANDALL P. FIORENZA
                              Title:PRESIDENT